                                                                     Exhibit 4.1

                           [FORM OF FACE OF SECURITY]

                             [LOGO] SPECTRA-PHYSICS

                          SPECTRA-PHYSICS LASERS, INC.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

                                  COMMON STOCK

    CERTIFICATE NUMBER                                    SHARES
    ------------------                                    ------

                                           SEE REVERSE FOR CERTAIN DEFINITIONS
                                           AND A STATEMENT AS TO THE RIGHTS,
                                           PREFERENCES, PRIVILEGES AND RESTRIC-
                                           TIONS ON SHARES
                                                    CUSIP: 847568 10 2


THIS CERTIFIES that____________________________________________________________


is the owner of _____________________________________

             FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK,
                          PAR VALUE $.01 PER SHARE, OF

               Spectra-Physics Lasers, Inc. (the "Corporation") transferable only on the books of the Corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid unless countersigned and registered by the Transfer Agent and registered by the Registrar.

               WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


[SEAL]  Dated: _________________________



               /s/ Thomas J. Scannell                     /s/ Patrick L. Edsell
                            Secretary                                 President

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                          [FORM OF REVERSE OF SECURITY]

                          SPECTRA-PHYSICS LASERS, INC.

        The Corporation will furnish to any stockholder, upon request and without charge, a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof authorized to be issued and the qualifications, limitations or restrictions of such preferences and/or rights.

        The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common              UNIF GIFT MIN ACT - ____ Custodian
TEN ENT - as tenants by the entireties                          (Cust)
                                             ____ under Uniform Gifts to Minors
JT TEN  - as joint tenants with right of    (Minor)
          survivorship and not as tenants   Act _____
          in common                             (State)
COM PROP - as community property            UNIF TRF MIN ACT - ______ Custodian
                                                               (Cust)
                                            (until age __) ____ under Uniform Transfers to
                                            Minors Act    (Minor)  ______
                                                                   (State)

        Additional abbreviations may also be used though not in the above list.

For value received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER  OF ASSIGNEE
          ----------------------

-------------------------------------------------------------------------------
            (Please print or typewrite name and address of assignee)

_____________ Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint __________ Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated: _____________                    Your Signature: _______________________

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the Certificate in every particular without alteration or enlargement, or any change whatever.

Signature Guaranteed:


        By:  _______________________________________________________

              The signature must be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program, pursuant to S.E.C. Rule 17Ad-15).